SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-12

                           THISTLE GROUP HOLDINGS, CO.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:
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          (2) Aggregate number of securities to which transaction applies:
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          (3) Per unit price or other underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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          (4) Proposed maximum aggregate value of transaction:
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          (5)  Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount previously paid:
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          (2) Form, Schedule or Registration Statement No.:
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          (3) Filing Party:
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          (4) Date Filed:
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
                  MANAGEMENT'S BUSINESS STRATEGIES ARE ON TRACK

     VOTE FOR JAMES C. HELLAUER, JOHN F. McGILL, JR. AND CHARLES A. MURRAY, Maximize the Value of Your Investment and say NO to Mr. Holtzman's short-sighted agenda!

Dear Fellow Stockholder:

     By now you should be aware that Mr. Holtzman and his group are waging a disruptive proxy contest at the rescheduled meeting of April 17, 2002. Here is why your VOTE on the WHITE proxy card is important to the Company.

o WE BELIEVE THAT MR. HOLTZMAN IS WRONG WHEN HE SAYS THE BANK SHOULD BE SOLD. A SALE NOW WILL NOT MAXIMIZE SHAREHOLDER VALUE.
                --------

     * Management's Strategic Initiatives Are Working to Increase Shareholder Value.
          ----------------------------------------------------------------------

          o From December 31, 2000 through December 31, 2001, the trading price of the Company's stock has increased from $8.00 to $9.80 per share, or 22.5%. During this same period, the Standard & Poor's 500 Index and the Center for Research in Securities Prices ("CRSP") Index have materially declined.

          o Since going public in 1998, the Company has during the four years ended December 31, 2001:

               -    increased total assets by 160%,
               -    increased loans by 167%,
               -    increased deposits by 87%, and
               -    doubled the number of banking offices to 12.

          o In 2000, the Company started TGH Securities, a wholly-owned broker dealer to serve institutional customers in the municipal note market. TGH Securities contributed $1.7 million and $705,000 to non-interest income for 2001 and 2000, respectively, further diversifying revenue.

          o The Board of Directors and management of the Company believe that the value of the Company -- FOR ALL SHAREHOLDERS, just like yourself, -- is significantly in excess of the short-term profit that could be derived from a forced sale of the Company.

     *    The  Company  Has  Not  Yet  Reaped  the  Benefits  of  Going  Public.
          ---------------------------------------------------------------------

          o In 1998, the Company raised over $76 million in its initial public offering ("IPO"). It takes several years to prudently invest and leverage this capital. The Company has dramatically increased its assets and investments during the past three years and it will continue to prudently leverage its capital during the coming years.

          o The Company has continuously paid and increased cash dividends. Quarterly cash dividends have increased from $.05 per share in 1998 to $.08 per share in 2001 or approximately 60%. The current dividend yield is 2.7%.

          o The Company has purchased approximately 2,620,000 shares at a total cost of approximately $23.6 million, reducing the Company's outstanding shares by approximately 33%. All of the stock repurchases have been at prices below book value and increase the value of your investment by increasing earnings per share and book value per share. As a result, our book value per share increased by over 16%, to $12.93 at December 31, 2001 from $11.14 at December 31, 1998.

          o The Board meets regularly with investment bankers and consultants to review all strategic alternatives. These consultants concur that the execution of our plan, NOT THE SALE OF THE COMPANY, is the best method of maximizing shareholder value.

          o The Company continues to implement its existing stock repurchase plan to improve its franchise value and maximize shareholder value.

o    THE  PRIMARY   INTEREST  OF  THE  BOARD  IS  TO  MAXIMIZE   VALUE  FOR  ALL
     SHAREHOLDERS.

     Mr. Holtzman has sent stockholders letters implying that the Company can be sold if shareholders elect his nominees. This is misleading for many reasons, including the following. First, the election of his nominees will not cause a sale of the Company. Second, he has no reliable basis for determining whether the Company can be sold at the price predetermined by Mr. Holtzman. (His price is based upon national statistics from a magazine using mergers since January 1, 2000.) The eight members of Board of Directors and senior management of the Company have beneficial ownership of approximately 16% of the Company's stock. The Chairman of the Board, Chief Executive Officer and nominee for the Board of Directors, John F. McGill, Jr., is the largest individual beneficial stock owner of the Company who beneficially owns 5.6% of the stock. Mr. Holtzman accuses the Board of not selling the Company because they want to entrench themselves. To the contrary, their large stock ownership aligns their interest squarely with those of stockholders. (The profits that would be realized by the Board from a sale of the Company far exceed their compensation.) The Board of Directors and management of the Company believe that the value of the Company -- FOR ALL SHAREHOLDERS -- is significantly in excess of the short-term profit that could be derived from a forced sale of the Company.

o    MORE ABOUT MR. HOLTZMAN AND THE NOMINEES.

     o Mr. Holtzman is likely to request reimbursement of THOUSANDS OF DOLLARS from the Company in connection with his proxy solicitation and other legal fees if his nominees are elected.

     o Mr. Holtzman's actions in waging this proxy contest are costly and cause tremendous disruption within the Company and inhibit the Board's ability to improve the franchise value of the Company and of your stock.

     o All three of the Company's nominees are Philadelphia area residents and natives. Mr. Hellauer is Executive Director of Colmen Capital
          Advisors, Inc., a diversified financial services company, and the owner of James C. Hellauer & Associates, a consulting firm. Mr. Hellauer is a member of the board of directors of Philanthropic Mutual Life Insurance Company, the Philanthropic Mutual Fire Insurance Company and daly.commerce. Mr. McGill has been an officer of the Bank since 1984 and a director since 1991. He serves on the financial committee of the Basilica of the National Shrine in Washington, D.C. Mr. Murray is the Founder and Principal of Rhodyo Venture Group, an investment firm, and from 1987 to 1999 was the founder and Chief Executive Officer of Actium Corporation.

     o    Mr.  Holtzman  has  criticized  individual  members of  management  by intentionally misleading stockholders about their compensation. In 1999, shortly after the Company completed its IPO, the Company implemented an Employee Stock Option Plan and Restricted Stock Plan, which were approved by  stockholders.  These stock  benefit plans are standard in connection with nearly every one of the hundreds of mutual institutions which have converted to stock form during the past 20 years. Mr. Holtzman claims that Mr. McGill and Mr. Naessens received over $1.24 million and $900,000, respectively, in total compensation in 1999. Their cash compensation during 1999 was $290,000 and $249,000, respectively. The remaining amount represents the potential value of options and restricted stock vesting over six years. Furthermore, Mr. Holtzman's amounts are overstated by $172,000 for Mr. McGill and $118,000 for Mr. Naessens, because he incorrectly included the number of stock awards listed in the columns of the Company's 2000 annual meeting proxy statement as dollar compensation.

SUMMARY

     Mr. Holtzman seeks to force a quick sale of the Company. He has recently sent materials to stockholders that states HE WANTS TO SELL THE BANK! The election of his candidates is a step in that process. DON'T LET HOLTZMAN MISLEAD YOU! The Company is increasing its asset size, the book value per share, the market value and franchise value daily. In contrast, the Dissident Shareholder's actions are increasing the Company's expenses and derailing our efforts to maximize the value of your investment.

     Your Board of Directors UNANIMOUSLY URGE you to COMPLETE, SIGN, DATE AND RETURN the Company's "WHITE" Proxy (another is enclosed) voting "FOR" HELLAUER, McGILL, JR. AND MURRAY and THROW AWAY all "Blue" proxy cards that you receive from HOLTZMAN. BY OBTAINING AN OVERWHELMING VOTE IN FAVOR OF THE NOMINEES OF THE COMPANY, WE CAN SEND MR. HOLTZMAN A MESSAGE TO CEASE HIS ATTACK ON THE COMPANY.

     If you have any questions or need further assistance in voting your shares, please call John F. McGill, Jr., Chairman of the Board at (267) 385-2104 or our proxy solicitor, Georgeson Shareholder Communications, Inc., at (866) 800-0335 Toll Free.

Respectfully yours,


/s/ John F. McGill, Jr.                         /s/ Jerry A. Naessens
------------------------------------------      ----------------------------------------------
John F. McGill, Jr., Chairman of the Board      Jerry A. Naessens, Executive Vice President,
  and Chief Executive Officer                     Chief Financial Officer and Director

/s/ Add B. Anderson, Jr.                        /s/ James C. Hellauer
------------------------------------------      ----------------------------------------------
Add B. Anderson, Jr., Director                  James C. Hellauer, Director

/s/ William A. Lamb, Sr.                        /s/ Francis E. McGill, III
------------------------------------------      ----------------------------------------------
William A. Lamb, Sr., Director                  Francis E. McGill, III, Secretary and Director

/s/ Charles A. Murray
------------------------------------------
Charles A. Murray, Director

                   NEW NOTICE -- ANNUAL MEETING DATE POSTPONED

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                           THISTLE GROUP HOLDINGS, CO.
                                6060 RIDGE AVENUE
                        PHILADELPHIA, PENNSYLVANIA 19128
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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 17, 2002
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     NOTICE IS  HEREBY  GIVEN  that the  Annual  Meeting  of  Stockholders  (the
"Meeting") of Thistle Group Holdings, Co. (the "Company"), will be held at Williamson's Restaurant, One Belmont Avenue, Bala Cynwyd, Pennsylvania, on Wednesday, April 17, 2002 (not April 3, 2002, as previously announced), at 9:30 a.m., local time, for the following purposes:

     1.   To elect three directors of the Company; and

     2. To ratify the appointment of Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending December 31, 2002;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 4, 2002, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     Your vote is very important, regardless of the number of shares you own. You are encouraged to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. ALL STOCKHOLDERS OF RECORD CAN VOTE BY A WHITE PROXY CARD. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the meeting.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/ Francis E. McGill, III
                                             Francis E. McGill, III, Secretary

Philadelphia, Pennsylvania
April 1, 2002

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IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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



                           THISTLE GROUP HOLDINGS, CO.
                                6060 RIDGE AVENUE
                        PHILADELPHIA, PENNSYLVANIA 19128
                        --------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 17, 2002
                                 --------------

     The undersigned hereby appoints the Board of Directors of Thistle Group Holdings, Co. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at Williamson's Restaurant, One Belmont Avenue, Bala Cynwyd, Pennsylvania, 19004 on Wednesday, April 17, 2002, at 9:30 a.m., local time, and at any and all adjournments thereof, as follows:
                                             FOR      WITHHELD
                                             ---      --------

1.   The election as director of all
     nominees listed below for terms
     to expire in 2005:

     James C. Hellauer                       |_|        |_|
     John F. McGill, Jr.
     Charles A. Murray

INSTRUCTIONS:  To  withhold  your vote for any  individual  nominee,  insert the
------------
nominee's name on the line provided below.



                                             FOR       AGAINST       ABSTAIN
                                             ---       -------       -------


2.   Proposal to ratify the appointment
     of Deloitte & Touche LLP as
     independent accountants of the
     Company for the fiscal year
     ending December 31, 2002.               |_|         |_|           |_|


     The Board of Directors recommends a vote "FOR" all of the above listed propositions.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Company of his or her decision to terminate this proxy.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of an Annual Report to Stockholders, a Notice of the Meeting and a Proxy Statement dated March 12, 2002.


                                               Please check here if you
Dated:                 , 2002          |_|     plan to attend the Meeting.
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SIGNATURE OF STOCKHOLDER                       SIGNATURE OF STOCKHOLDER


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PRINT NAME OF STOCKHOLDER                      PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this form of proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
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